HARRIS INSIGHT FUNDS
                         HARRIS INSIGHT CONVERTIBLE FUND

                 One Exchange Place, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

         HT Insight Funds, Inc. (the "Company") is an open-end, diversified management investment company that currently offers six investment portfolios. This Prospectus describes the Company's Harris Insight Convertible Fund (the "Fund"). The Fund's investment objective is to provide investors with capital appreciation and current income.

         Harris Trust & Savings Bank is the Investment Adviser to the Fund and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as the Fund's Portfolio Management Agent. Shares of the Fund are offered by Funds Distributor, Inc., the Company's distributor.

         This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Please read and retain it for future reference. A Statement of Additional Information dated February 21, 1996, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and separate Prospectuses and Statements of Additional Information for the other investment portfolios offered by the Company may be obtained without charge by writing or calling the Harris Insight Funds at the address and telephone number printed above.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY HARRIS TRUST & SAVINGS BANK, OR ANY OF ITS AFFILIATES, AND ARE
NOT
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,  THE
FEDERAL
RESERVE  BOARD,  OR  ANY  OTHER  AGENCY.  AN  INVESTMENT  IN THE  FUND
INVOLVES
INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                   -----------

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES
AND
EXCHANGE  COMMISSION (THE  "COMMISSION") OR ANY STATE SECURITIES  COMMISSION
NOR
HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE
ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL
OFFENSE.

                                February 21, 1996

                                TABLE OF CONTENTS

                                                                         PAGE
Expense Table..........................................................    3
Financial Highlights...................................................    7
Investment Objective and Policies......................................    8
Investment Strategies..................................................   11
Management.............................................................   16
Determination of Net Asset Value.......................................   20
Purchase of Shares.....................................................   21
Redemption of Shares...................................................   23
Exchange Privilege.....................................................   24
Service Plan...........................................................   24
Dividends and Distributions............................................   25
Federal Income Taxes...................................................   25
Account Services.......................................................   26
Organization and Description of Shares.................................   26
Reports to Shareholders................................................   27
Calculation of Yield and Total Return..................................   27

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                  EXPENSE TABLE

The following table sets forth certain information concerning shareholder transaction expenses and projected annual fund operating expenses for the Fund during the current fiscal year.

                                                  Expenses and fees payable by
                                                  shareholders are summarized in
                                                  this table and expressed as a
                                                  percentage of average net
                                                  assets.


  SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on               4.50%
        Purchases
  ANNUAL FUND OPERATING EXPENSES*:
    (as a percentage of average net
    assets after voluntary fee
  waivers)
  Advisory Fees  (after waivers)                0.00%
  Rule 12b-1 Fees (after expense                0.25%
        reimbursement)
  Other Expenses                                0.80%
        Total Fund Operating Expenses           1.05%
         (after expense reimbursement)
--------------------------------
         *Customers of a financial institution, such as Harris Trust & Savings Bank, may be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         Without any fee waivers and expense reimbursements, total operating expenses for the fiscal year ended December 31, 1995 for the Fund would have been 2.58%. Without waivers, the Fund's investment advisory fee would have been 0.70% of the Fund's average net assets. The amount of "Other Expenses" is based on amounts incurred during the most recent fiscal year.

EXAMPLE

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:


1 year                      $ 55
3 years                       77
5 years                      100
10 years                     167


THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF PAST OR
FUTURE
EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see "Management."

                                   HIGHLIGHTS

         The Harris Insight Convertible Fund seeks to provide capital appreciation and current income by investing, at least 65% of its assets in securities securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into common stocks. See page 8 below.

WHO MANAGES THE FUND'S INVESTMENTS?

         Harris Trust & Savings Bank ("Harris Trust" or the "Investment Adviser") is the investment adviser for the Fund. Harris Trust has provided investment management service to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of June 30, 1995, assets under management total $23 billion. See page 17.

         Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for the Fund. HIM and its predecessors have managed client assets for over 100 years. HIM has a staff of 96, including 64 professionals, providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of June 30, 1995, assets under management are estimated to exceed $13 billion. See page 17.

         Harris Trust and HIM are subsidiaries of Harris Bankcorp., Inc.

WHAT ADVANTAGES DOES THE FUND OFFER?

         The Fund is designed for individual and institutional investors. A single investment in shares of the Fund gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securities, relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

         Dividends from the Fund are declared and paid quarterly. Any net capital gains will be declared and paid annually. See page 25.

HOW ARE SHARES REDEEMED?

         Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Registered Representative servicing your account, the Distributor, or through any Service Agent. See page 23.

WHAT RISKS ARE ASSOCIATED WITH THE FUND?

         The Fund's performance and price per share will change daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. There is no assurance that the Fund will achieve its investment objective. See "Investment Strategies."

                              FINANCIAL HIGHLIGHTS

         The following financial highlights, insofar as it relates to each of the five years in the period ended December 31, 1995, are derived from the financial statements of the Company for the year ended December 31, 1995 audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in this Prospectus.

                                                  This table shows the total
                                                  return on one share of the
                                                  Fund for each period
                                                  illustrated.

                                                                            CONVERTIBLE FUND
                                                                            ----------------
                                    YEAR         YEAR         YEAR         YEAR         YEAR      YEAR         YEAR
2/24/88*
                                    ENDED       ENDED         ENDED        ENDED        ENDED     ENDED
ENDED       TO
                                  12/31/95     12/31/94     12/31/93     12/31/92     12/31/91    12/31/90   12/31/89
12/31/88
                                  --------     --------     --------     --------     --------    --------   --------   --------
Net Asset  Value,  Beginning
 of Period                         $ 8.78       $ 9.84       $ 9.16       $ 8.41       $ 7.18      $ 9.51     $10.05     $10.00
                                   ------       ------       ------       ------       ------      ------     ------     ------
 Income From Investment
  Operations:
    Net Investment Income            .621         .669         .538         .487         .609        .788       .732       .616
    Net  Realized  and  Unrealized
         Gain (Loss) on Investments  .975       (1.049)        .680         .783        1.221      (2.378)      .333
 .070
                                     ----       ------         ----         ----        -----      ------       ----       ----
        Total from  Investment
         Operations                 1.596        (.380)       1.218        1.270        1.830      (1.590)     1.065       .686
                                    -----        -----        -----        -----        -----      ------      -----       ----
Less  Distributions:
   Net Investment  Income          (0.856)       (.680)       (.538)       (.520)       (.600)      (.740)     (.795)
(.540)
   Net Realized  Gains               --           --           --           --           --          --        (.810)     (.096)
                                    -----        -----        -----        -----        -----      ------      -----       ----
     Total  distributions          (0.856)       (.680)       (.538)       (.520)       (.600)      (.740)    (1.605)     (.636)
                                   ------        -----        -----        -----        -----       -----     ------      -----
Net Asset Value, End of Period     $ 9.52       $ 8.78       $ 9.84       $ 9.16       $ 8.41      $ 7.18     $ 9.51
$10.05
                                   ======       ======       ======       ======       ======      ======     ======
======
Total  return(4)                    18.52%       (4.01)%      13.50%       15.40%       26.04%     (17.12%)    10.58%
6.89%(3)
Ratios/Supplemental Data:
  Net  Assets,  End of
   Period $(000)                    1,171        1,416        6,064        7,354        3,732       5,552     15,241     19,097
  Ratios of Expenses to Average
   Net  Assets(1)                    0.80%        0.80%        0.80%        0.80%        0.80%       0.80%      0.78%
0.62%(2)
 Ratios of Net Investment
   Income to Average Net  Assets     5.68%        5.21%        5.16%        5.83%        6.91%       8.13%
6.78%      7.09%(2)
 Portfolio  Turnover Rate           35.59%       31.63%       81.04%       21.27%       62.20%      48.20%
59.15%     22.80%
----------------------------

*Date   commenced   operations

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended
December 31, 1988, would have been 2.58%, 1.26%, 1.20%, 1.26%, 1.66%, 1.40%,
1.44% and 1.49% (annualized) for the Convertible Fund, respectively.

(2) Annualized.

(3) Total returns for periods of less than one year are not annualized.

(4) Sales load is not reflected in total return.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide capital appreciation and current income. The Fund intends, under normal market conditions, to invest primarily in convertible securities, that is, securities including bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants that provide the owner the right to purchase shares of common stock at a specified price. Convertible securities are initially selected from a universe of approximately 200 securities which are then assessed by HIM on the basis of strict fundamental factors. The Portfolio Management Agent ultimately constructs a portfolio of 25 to 100 convertible securities. The Portfolio Management Agent purchases securities in an effort to establish the proper mix of convertible securities which are positioned to benefit from yield discrepancies, variations in the creditworthiness of issuers, and changes in economic conditions and the outlook for particular companies. The Fund also seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets.


                                                  The Fund seeks to provide
                                                  capital appreciation and
                                                  current income.

         Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations which securities are rated "B" or better by Standard & Poor's Corporation ("S&P"), "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service, Inc. ("Moody's") or the equivalent rating from another nationally recognized statistical rating organization at the time of purchase, or, if not rated, considered by the Portfolio Management Agent to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield securities", commonly known as junk bonds. By their nature, convertible securities may be more volatile in price than higher rated debt obligations.

         The Fund may also invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire equity securities. In addition, the Fund may invest: up to 15% of its total assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund may purchase and sell index and interest rate futures contracts and covered put and call options on securities and on indices.

         In periods of unusual market conditions, when the Portfolio Management Agent believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in: (a) Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of thirteen months or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.

         RISK FACTORS AND OTHER CONSIDERATIONS RELATING TO LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

         The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than those of higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

         The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities, diminish the Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Company's Board of Directors to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

         A major economic recession would likely disrupt the market for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

         The ratings of Moody's and S&P represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's Portfolio Management Agent uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the Portfolio Management Agent's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

         An issue of securities held by the Fund may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P or another nationally recognized statistical rating organization might not change their ratings in a particular issue in a timely manner to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Portfolio Management Agent will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by such rating organization for securities may change as a result of changes in the ratings systems or due to corporate reorganization of such rating organization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund. The ratings of Moody's and S&P are more fully described in the Statement of Additional Information.

         The average distribution of investments (at market value) by the Fund in portfolio securities, including corporate bonds and commercial paper by ratings for the year ended December 31, 1995 was as follows: AA, 0%; A, 11.7%; BBB/Baa, 39.9%; BB/Ba, 27.4%; B, 15.6%.

                          ----------------------------

         Portfolio securities of the Fund are kept under continuing supervision and changes may be made whenever, in the opinion of the Portfolio Management Agent, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on such changes.

                                   -----------

         The Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent, they are of investment quality at least comparable to other rated investments that are permitted by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such security exceeds permissible limits. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund.

                              INVESTMENT STRATEGIES

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Appropriate . ratings for the convertible securities purchased by the Fund are provided under "Investment Objective and Policies." Because convertible securities have the characteristics of both fixed-income securities and common stock, they sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at time be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security's market price will tend to fluctuate in relation to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for both producing current income and longer term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

                                                  Convertible bonds, debentures,
                                                  and notes are debt obligations
                                                  offering a stated interest
                                                  rate; convertible preferred
                                                  stocks are senior securities
                                                  offering a stated dividend
                                                  rate

         FLOATING AND VARIABLE RATE INSTRUMENTS. The Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

                                                  These obligations bear
                                                  interest rates that are not
                                                  fixed but vary with changes in
                                                  specified market rates or
                                                  indices.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

         FOREIGN SECURITIES. The Fund may invest in dollar-denominated Eurodollar securities . convertible into the common stock of domestic corporations. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

                                                  The Fund may invest in certain
                                                  dollar-denominated foreign
                                                  securities convertible into
                                                  common stock of domestic
                                                  corporations

         GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

         ILLIQUID SECURITIES. The Fund may invest up to 10% of the value of its net assets in . securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available.

                                                  Repurchase agreements and time
                                                  deposits that do not provide
                                                  for payment to the Fund within
                                                  7 days after notice or which
                                                  have a term greater than 7
                                                  days may be deemed illiquid
                                                  securities

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent or Investment Adviser and approved by the Company's Board of Directors. The Board of Directors will monitor the Portfolio Management Agent's or Investment Adviser's implementation of these guidelines on a periodic basis.

         OPTIONS. The Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic security exchanges or over-the-counter.

         See "Investment Strategies" in the Statement of Additional Information.

         INVERSE FLOATING RATE OBLIGATIONS. The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds, or other related obligations or certificates structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term, fixed-rate, tax-exempt obligations.

                                                  These obligations generally
                                                  have floating or variable
                                                  interest rates that move in
                                                  the opposite direction of
                                                  short-term interest rates.

         INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, the Fund may invest in securities issued by investment companies that invest from short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. Securities of investment companies may be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit the Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

                                                  Subject to certain
                                                  limitations, the Fund may
                                                  invest in the securities of
                                                  other investment companies.

         LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit-backed investments.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Portfolio Management Agent or the Distributor.

                                                  The Fund may lend to brokers,
                                                  dealers and financial
                                                  institutions securities from
                                                  its portfolio representing up
                                                  to one-third of the Fund's net
                                                  assets.

         REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

                                                  The Fund may purchase
                                                  securities subject to
                                                  agreement by the seller to
                                                  repurchase them at a specified
                                                  time and place.

         REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                                                  The Fund may borrow funds for
                                                  temporary purposes by selling
                                                  portfolio securities to
                                                  financial institutions and
                                                  agreeing to repurchase them at
                                                  a mutually specified date and
                                                  price.

         The Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements and reverse repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

         U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

         U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations of U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         WARRANTS. The Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.

                                                  Warrants represent rights to
                                                  purchase securities at a
                                                  specific price valid for a
                                                  specific period of time.

         WHEN-ISSUED SECURITIES. The Fund may purchase securities (including securities issued pursuant to an initial public offering) on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

                                                  When-issued securities (new
                                                  securities that have not
                                                  started trading) will only be
                                                  purchased by the Fund with the
                                                  intention of actually
                                                  acquiring these instruments.

                             INVESTMENT LIMITATIONS

            Unless otherwise noted, the Fund's investment objective and related policies and activities of the Fund are not fundamental and may be changed only by the Board of Directors of the Company without the approval of shareholders, provided that, the policy relating to investment company securities is a fundamental investment policy. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                                                  This section outlines the
                                                  Fund's policies that may be
                                                  changed only by a majority
                                                  vote of shareholders.

         As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users) and in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that the Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that the Fund may make loans of portfolio securities. In addition, it is a fundamental policy that the Fund may only invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. Although not a matter of fundamental policy, the Fund considers the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

                                   MANAGEMENT

         The Board of Directors has overall responsibility for the conduct of the affairs of the Fund and Company. Each individual listed below is a member of the Company's Board of Directors. The principal occupation of each individual is also listed below.

                                       BOARD OF DIRECTORS

Edgar R. Fiedler             Vice  President  and   Economic   Counsellor,   The
                             Conference Board.

C. Gary Gerst                Chairman  of  the  Board of Directors and Trustees;
                             Chairman  Emeritus,  La  Salle Partners, Ltd. (Real
                             Estate Developer and Manager).

John W. McCarter, Jr.        Senior  Vice  President,  Boozo Allen  &  Hamilton,
                             Inc.  (Consulting Firm); Director of W.W. Grainger,
                             Inc. and A.M. Castle, Inc.

Ernest M. Roth               Consultant; Retired Senior Vice President and Chief
                             Financial Officer, Commonwealth Edison Company.

INVESTMENT ADVISER

         The Fund has entered into an Advisory Contract with Harris Trust. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1994, Harris Trust had assets of more than $13 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

                                                  This section highlights the
                                                  experience, services offered,
                                                  and compensation of the Fund's
                                                  Adviser.

         As of December 31, 1994, Harris Trust managed more than $8 billion in personal trust assets, and acted as custodian of more than $151 billion in assets.

         With respect to the Fund, the Advisory Contract provides that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

         For all its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive a monthly advisory fees at the annual rate of 0.70%, of the average daily net assets of the Fund. For the fiscal year ended December

31, 1995, Harris Trust waived all of its advisory fees. Harris Trust expects to waive all of its advisory fees for the current fiscal year. However, Harris Trust may discontinue such fee waiver at any time in its sole discretion.

PORTFOLIO MANAGEMENT AGENT

         Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Fund. As of June 30, 1995, HIM managed an estimated $13.8 billion in assets.

         Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that HIM manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM determines that a particular security should be bought or sold for the Fund and other accounts managed by HIM, HIM undertakes to allocate those transactions among the participants equitably.

PORTFOLIO MANAGEMENT

         The organizational arrangements of the Investment Adviser and the Portfolio Management Agent require that all investment decisions be made by a committee and no one person is responsible for making recommendations to that committee.

GLASS-STEAGALL ACT

         The  Glass-Steagall  Act,  among  other  things,   generally  prohibits
federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

         It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contract, the Portfolio Management Contract and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors.

         To the extent permitted by the Commission, the Fund may pay brokerage commissions to certain affiliated persons. No such commission payments were made during the last fiscal year by the Fund.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.) ("First Data" or the "Administrator") and PFPC Inc. ("PFPC" or the "Administrator and Accounting Services Agent") (collectively, the "Administrators") serve as the administrators of the Fund. In such capacity, the Administrators generally assist the Fund in all aspects of their administration and operation. PFPC also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent").

                                                  These service providers are
                                                  responsible for maintaining
                                                  the books and records of the
                                                  Fund, handling compliance and
                                                  regulatory issues, processing
                                                  buy/sell orders, customer
                                                  service and the safekeeping of
                                                  securities.

         PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Fund. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

         As compensation for their services, the Administrators, the Custodian, and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Fund and certain other investment portfolios managed by the Investment Adviser and Portfolio Management Agent, payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; 15% of the next $300 million; and .13% of average net assets in excess of $600 million. In addition, a separate fee is charged by PFPC for certain retail transfer agent services and for various custody transactional charges. The Administrators have entered into a Sub-Administration Agreement with the Funds' Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

DISTRIBUTOR

         Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Fund. Fees for services rendered by the Distributor will be paid by the Administrators. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of the Fund, subject to the terms of the Service Plan described below, pursuant to contractual arrangements between the Company and the Distributor and approved by the Board of Directors of the Company.

                                                  The Distributor under- writes
                                                  the Fund's shares which are
                                                  then available for purchase or
                                                  redemption.


         See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Fund's Investment Adviser, Portfolio Management Agent, Administrators, Custodian, Transfer Agent and Distributor.

EXPENSES

         Except for certain expenses borne by the Distributor, Harris Trust and HIM, the Company each bears all costs of its operations, including the compensation of its Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to the Service Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to the Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Fund's custodian including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings and meetings of Board of Directors; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. Other general expenses of the Company are allocated among the investment portfolios of the Company in an equitable manner as determined by the Board of Directors.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for the Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading. For a list of the days on which the net asset value will not be determined, see "Determination of Net Asset Value" in the Statement of Additional Information. The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund less all of its liabilities by the total number of outstanding shares of the Fund.

                                                  The Net Asset Value (NAV) is
                                                  the price or value of one
                                                  share of the Fund.

         The net asset value per share of the Fund is determined at the close of regular trading on the NYSE on each day the Fund is open for business. The value of securities of the Fund (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., New York City time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Bonds are valued at the mean of the last bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event as well as in those instances where prices of securities are not readily available, the fair value of those securities will be determined in good faith by or under the direction of the Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Company's Board of Directors has determined that amortized cost valuation represents fair value.

                               PURCHASE OF SHARES

         Shares of the Fund may be purchased through authorized broker/dealers, financial institutions and service agents ("Institutions") on any day the NYSE and the Fed are open for business. Individual investors will purchase all shares directly through Institutions which will transmit purchase orders directly to the Distributor. Institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. No minimum initial or subsequent investment limitations have been imposed. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.

                                                  Contact your broker, financial
                                                  institution or service agent
                                                  for answers to any questions
                                                  you may have about purchasing
                                                  shares.

         The Company reserves the right to reject any purchase order. All funds, net of sales charge, if any, will be invested in full and fractional shares. Checks will be accepted for the purchase of the Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Fund at the address and telephone number on the cover of this Prospectus.

         Purchase orders for shares of the Fund received in good order by the Distributor prior to the close of regular trading (4:00 P.M., New York City time) on the NYSE will be executed at the offering price, which includes a sales charge, next determined on that day. Orders placed directly with the Distributor must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.

         When shares of the Fund are purchased through an Institution, the Distributor reallows a portion of the sales charge. No sales charge will be assessed on the reinvestment of distributions.

                                                  Although shares of the Fund
                                                  are sold with a sales load of
                                                  up to 4.50%, there are a
                                                  number of ways to reduce the
                                                  sales load.

         Sales charges for shares of the Fund are as follows:

                                                 SALES        SALES CHARGE AS % OF       DEALER ALLOWANCE AS
             AMOUNT OF PURCHASE                  CHARGE        NET AMOUNT INVESTED       % OF
OFFERING PRICE
             ------------------                  ------        -------------------       -------------------
Less than $100,000                                4.50%               4.71%                     4.25%
$100,000 up to (but less than) $200,000           4.00                4.17                      3.75
$200,000 up to (but less than) $400,000           3.50                3.63                      3.25
$400,000 up to (but less than) $600,000           2.50                2.56                      2.25
$600,000 up to (but less than) $800,000           2.00                2.04                      1.75
$800,000 up to (but less than) $1,000,000         1.00                1.01                      0.75
$1,000,000 and over                                .00                 .00                       .00

         No sales charge will be assessed on purchases by (a) any bank, trust company, or other institution acting on behalf of its fiduciary customer accounts or any other trust account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")); (b) individuals with an investment account or relationship with HIM; (c) directors and officers of the Company; (d) directors, current and retired employees of Harris Bankcorp, Inc. or any of its affiliates and the immediate family members of such individuals (spouses and children under 21); (e) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients (g) customers of Harris Trust and its affiliate banks.

         Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any information received from financial services institutions.

         The Right of Accumulation allows an investor to combine the amount being invested in shares of the Fund, Class A Shares of the non-money market funds of the Harris Insight Funds Trust and the Company with the total net asset value of the Fund's shares and Class A Shares of such funds currently being purchased or already owned to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Fund with respect to all shares purchased thereafter.

         A Letter of Intent allows an investor to purchase shares of the Fund and Class A Shares of the non-money market funds of the Harris Insight Funds Trust and the Company over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of the Fund's shares and Class A Shares of such funds already owned pursuant to the terms of the letter. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

                              REDEMPTION OF SHARES

         Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Distributor directly or through any Institution.

         There is no charge for redemption transactions, but an Institution may charge an . account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of the Fund and received by the Distributor before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

                                                  There is no charge by the Fund
                                                  for redemptions, although
                                                  Institutions may charge an
                                                  account- based service fee

         Redemption orders for the Fund that are received in good order by 4:00 P.M. (New York City time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed upon the clearance of the shareholder's check used to purchase the Fund's shares which may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

         Proceeds of redemptions made through authorized Institutions will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

         Because of the high cost of maintaining small accounts, the Company with reserves the right to involuntarily redeem accounts on behalf of shareholders whose share balances fall below $500 unless this balance condition results from a decline in the market value of the Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

                               EXCHANGE PRIVILEGE

         Shares of the Fund that have been held for seven days or more may be exchanged for Class A Shares of any other fund of the Company or the Harris Insight Funds Trust in an identically registered account, provided the shares of the fund to be acquired are registered for sale in the shareholder's state of residence, on the following terms: Shares of the Fund and Class A Shares of non-money market funds of the Harris Insight Funds Trust and the Company may be exchanged for shares of one another and for Class A Shares of each of the money market funds of the Company, all at respective net asset values. In addition, shares of a fund that have been exchanged pursuant to these privileges may be re-exchanged at respective net asset values of the class of shares of the fund in which they were originally invested upon notification.

                                                  Once you have held shares for
                                                  7 days or more, ,you can
                                                  exchange these shares for
                                                  other eligible Harris Insight
                                                  Fund Shares

         Procedures applicable to redemption of the Fund's shares are also applicable to exchanging shares. The Company reserves the right to limit the number of times shares may be exchanged, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

                                  SERVICE PLAN

         Under the Fund's Service Plan, the Fund bears the costs and expenses in connection with advertising and marketing its shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of the Fund's shares. However, Harris Trust or HIM, in lieu of the Fund, from time to time in its sole discretion, may volunteer to bear the costs of such fees to certain Service Agents. The Administrators and the Distributor may act as Service Agents and receive fees under the Service Plan.

                                                  The Service Plan for the Fund
                                                  allow the Fund to pay Service
                                                  Agents for certain servicing
                                                  activities provided to their
                                                  customers.

         In addition to the fees paid by the Fund, the Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing and printing brochures and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the net asset value of the Fund's shares (but not in any case greater than such costs). For more information concerning expenses pursuant to the Service Plan, see "Management."

         Servicing activities provided by Service Agents to their customers investing in the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires, distribution and such other services as the Fund may request, to the extent the Service Agent is permitted to do so by applicable statute, rule or regulation.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund will be declared and paid quarterly. The Fund's net taxable capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and distributions paid by the Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. The Fund will forward to the Transfer Agent the monies for dividends to be paid in cash on the payment date.

                                                  The Fund declares and pays
                                                  dividends quarterly.

                              FEDERAL INCOME TAXES

         The Fund (and each of the other investment portfolios of the Company) will be treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally will be applied to the Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code. As a portfolio of a regulated investment company, the Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year.

         Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

         A taxable gain or loss may also be realized by a holder of shares in the Fund upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent shares are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

         The Company will be required to withhold, subject to certain exemptions, a portion (currently, 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Transfer Agent.

                                ACCOUNT SERVICES

         Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders an write or call the Company at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Fund.

                         ORGANIZATION AND CAPITAL STOCK

         The Company, which was incorporated in Maryland on September 16, 1987, is a diversified, open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has six portfolios in operation. The Board has authorized the Intermediate Bond Fund to issue one class of shares. In the future, the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio.

         All shares of the Company have equal voting rights and the shares of each will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Company, when issued, will be fully paid and non-assessable.

         As of January 31, 1996, Harris Trust held of record 35,249 shares, equal to 29.47% of the outstanding shares of the Fund. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner.

         The Company may dispense with annual meetings of shareholders in any year in which Directors are not required to be elected by shareholders. The Board of Directors of the Company, when requested by at least 10% of the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                             REPORTS TO SHAREHOLDERS

         The fiscal year of the Company ends on December 31. The Company will send to its shareholders a semi-annual report showing the investments held by the Fund and other information (including unaudited financial statements) pertaining to the Company. An annual report, containing financial statements audited by independent accountants, is also sent to shareholders.

                     CALCULATION OF YIELD AND TOTAL RETURN

         From time to time the Fund may advertise its yield, tax-equivalent yield and "total return." "Total return" refers to the amount an investment in shares of the Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of the Fund shows what an investment in shares of the Fund would have earned over a specified period of time (such as one, five or ten years or the period of time since commencement of operations, if shorter) assuming the payment of the maximum sales loads when the investment was first made and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When the Fund compares its total return to that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

         The yield of the Fund refers to the income generated by an investment in shares of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment.

         The Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

INVESTMENT ADVISER                              DISTRIBUTOR
Harris Trust & Savings Bank                     Funds Distributor, Inc.
111 West Monroe Street                          One Exchange Place
Chicago, Illinois 60603                         Boston, Massachusetts 02109

PORTFOLIO MANAGEMENT AGENT                      CUSTODIAN
Harris Investment Management, Inc.              PNC Bank, N.A.
190 South LaSalle Street                        Broad and Chestnut Streets
Chicago, Illinois 60603                         Philadelphia, Pennsylvania 19101

ADMINISTRATORS                                  TRANSFER AGENT AND
First Data Investor Services Group, Inc.        DIVIDEND DISBURSING AGENT
53 State Street                                 PFPC Inc.
Boston, Massachusetts 02109                     P.O. Box 8950
                                                Wilmington, Delaware 19885
PFPC Inc.
103 Bellevue Parkway                            INDEPENDENT ACCOUNTANTS
Wilmington, Delaware 19809                      Price Waterhouse LLP
                                                Philadelphia, Pennsylvania

                                                LEGAL COUNSEL
                                                Bell, Boyd & Lloyd
                                                Chicago, Illinois

                              HARRIS INSIGHT FUNDS
                         HARRIS INSIGHT CONVERTIBLE FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                 One Exchange Place, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

         The Harris Insight Convertible Fund (the "Fund") is one of six portfolios of HT Insight Funds, Inc. (the "Company") an open-end, diversified management investment company. The investment objective of the Fund is described in the Prospectus.
See "Investment Objective and Policies."

         This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's
Prospectus dated February 21, 1996 and any supplement thereto (the "Prospectuses"). This Statement of Additional Information contains additional information that should be read in conjunction with each of the Prospectuses, additional copies of which may be obtained without charge from the Company's distributor, Funds Distributor, Inc., by writing or calling the Fund at the address or telephone number given above.


TABLE OF CONTENTS
         Investment Strategies....................... 2          Capital Stock............................  20
         Ratings..................................... 8          Other....................................  21
         Investment Restrictions..................... 8          Custodian................................  21
         Management..................................10          Independent Accountants..................  22
         Service Plan................................14          Experts..................................  22
         Calculation of Yield and                                Financial Statements.....................  23
           Total Return..............................15          Appendix................................. A-1
         Determination of Net
           Asset Value ..............................16
         Portfolio Transactions......................17
         Federal Income Taxes........................19

                              INVESTMENT STRATEGIES

         CONVERTIBLE SECURITIES. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock. Securities rated "B" or "CCC" (or "Caa") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC" (or "Caa"). While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" (or "Caa") have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

         Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

         To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Company's Board of Directors, as the case may be, to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, the Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         The market for certain low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Portfolio Management Agent will monitor, on an ongoing basis, the ability of an issuer of a Floating or Variable Rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement between the bank and the Fund's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         FOREIGN SECURITIES. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less
publicly  available   information,   more  volatile
markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

         GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Obligations of the United States Government agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

         LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Portfolio
Management Agent are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit backed investments.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Portfolio Management Agent or the Distributor.

         PUT AND CALL OPTIONS. The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         The Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills, or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. The Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. The Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         The Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Company has agreed that, pending resolution of the issue, the Fund will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

         REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors.

         The Fund also may enter into reverse repurchase agreements, which are detailed in the Prospectus.

         SECURITIES WITH PUTS. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

         The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. Where the Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss of the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a municipal obligation purchased by the Fund will not be considered shortened by any put to which the obligation is subject.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

         When  the  Fund   engages  in   when-issued   and  forward   commitment
transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                                     RATINGS

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectuses. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

         For additional information on ratings, see Appendix A to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         The  Fund may not:
         (1) issue senior securities or borrow money (except that the Fund may borrow from banks up to 10% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by the Fund while any such borrowing exists.

         (2) pledge or mortgage its assets (except that the Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

         (3) make loans, except loans of portfolio securities and except that the Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

         (4) invest an amount in excess of 10% of the current value of the Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

         (5) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts except stock index futures and options on stock indices;

         (6) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts) or make short sales of securities;

         (7) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (8)  make  investments  for  the  purpose  of  exercising   control  or
management; or

         (9)  purchase   securities  of  other  investment   companies,   except
securities of certain money market funds in accordance with the Fund's investment objectives and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

         Each of the foregoing investment restrictions is a fundamental policy of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

         In addition to the above fundamental investment policies, each of the following investment restrictions may be changed at any time by the Board of Directors, as the case may be.

         The Fund may not: (1) invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 2% of its net assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. (Warrants acquired in units or attached to securities may be deemed to be without value.);

         (2) invest in oil, gas and other mineral leases, exploration or development programs; or

         (3) purchase or retain the securities of any issuer if the officers, directors or partners of the Company, its Investment Adviser, Portfolio Management Agent or Administrator owning beneficially more than one-half of 1% of the securities of each issuer together own beneficially more than 5% of such securities.

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions.

         For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The principal occupations of the executive officers of the Company for the past five years and their ages are listed below. The address of each, unless otherwise indicated, is One Exchange Place, Boston, Massachusetts 02109. Directors deemed to be "interested persons" of the Company, as the case may be, for purposes of the 1940 Act are indicated by an asterisk.

*EDGAR R. FIEDLER,  Director - 845 Third Avenue,  New York, New York 10022.  Age
65. Vice President and Economic Counsellor, The Conference Board since 1975; Director or Trustee, The Stanley Works, AARP Income Trust, AARP Insured Tax Free Income Trust, AARP Cash Investment Fund, Brazil Fund, Scudder Institutional Fund, Scudder Fund, Inc., Zurich American Insurance Company, Emerging Mexico Fund and Center for Policy Research of the American Council for Capital Formation. Formerly Assistant Secretary of the Treasury for Economic Policy (1971-1975).

C. GARY GERST, Chairman of the Board of Directors; Director - 11 South La Salle Street, Chicago, Illinois 60603. Age 56. Chairman Emeritus since 1993 and formerly Co-Chairman, La Salle Partners Ltd. (Real Estate Developer and Manager). Director, Trustee or Partner, La Salle Street Fund Inc., La Salle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership.

JOHN W. McCARTER, JR., Director - 225 West Wacker Drive, Suite 1700, Chicago, Illinois 60606. Age 57. Senior Vice President and former Director of Boozo Allen & Hamilton, Inc. (Consulting Firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, Director - 205 Abingdon Avenue, Kenilworth,  Illinois 60043. Age
67. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD H. ROSE, Treasurer of the Company - Age 39. Vice President, First Data Investor Services Group, Inc., since May 6, 1994. Formerly Senior Vice President, The Boston Company Advisors, Inc.

PATRICIA L. BICKIMER, President and Secretary of the Company - Age 42. Vice President and Associate General Counsel, First Data Investor Services Group, Inc., since May 6, 1994; Formerly, Vice President and Associate General Counsel, The Boston Company Advisors, Inc.

LISA A. ROSEN, Assistant Secretary of the Company - Age 28. Counsel, First Data Investor Services Group, Inc., since May 6, 1994. Formerly, Assistant Vice President and Counsel with The Boston Company Advisors, Inc.; Associate with Hutchins, Wheeler & Dittmar.

         Directors of the Company receive from the Company, an annual fee in addition to a fee for each Board of Directors meeting, and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table summarizes the compensation paid by the Company to the Directors of the Company for the fiscal year ended December 31, 1995:


                                             Pension or
                    Aggregate                Retirement Benefits      Estimated Annual        Total Compensation
Name of Person,     Compensation             Accrued as Part          Benefits upon           from the Company
Position            from the Company         of Fund Expenses         Retirement              and Fund Complex
--------            ----------------         ----------------         ----------              ----------------

Edgar R. Fiedler,      $20,000 (1)                None                   None                    $20,000
Director

C. Gary Gerst,         $20,000                    None                   None                    $20,000
Director

John W.                $ 0                        None                   None                    $ 0
McCarter, Jr.
Director(2)

Ernest M. Roth,        $20,000                    None                   None                    $20,000
Director
--------------------------

(1) For the period June 1988 through December 31, 1994, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $171,192.07 pursuant to the Company's Deferred Compensation Plan for its Independent Directors.

(2) Mr. McCarter became a Director of the Company in October, 1995.

         As of January 31, 1996, the principal holders of the Fund were Harris Trust & Savings Bank, Chicago, Illinois 60603, BMS/Central Trust, Jefferson City, Missouri 65102, National Financial Services Company, 200 Liberty Street, New York, New York and Mary Morse Cargill, c/o Russ Felton, P.O. Box 9300, dept. 28, Minneapolis, MN 55440-9300 held of record, 35,249, 34,510, 25,872 and 19,316 shares, respectively, equal to 29.47%, 28.85%, 21.63% and 16.15%, respectively of the outstanding shares of the Convertible Fund.

         The shareholders described above have indicated that they each hold their shares on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         As of January 31, 1996, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of each of the Company's Funds.

Investment Adviser, Investment Sub-Adviser and Portfolio Management Agent. The Fund is advised by Harris Trust. Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, Inc. ("HIM") under which HIM is responsible for all Fund purchase and sale transactions and for providing all such daily portfolio management services to the Fund. Under the Portfolio Management Contracts, Harris Trust remains responsible for the supervision and oversight of HIM's performance.

         Harris Trust or HIM provides to the Fund, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM analyzes key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

         The Advisory Contract and the Portfolio Management Contract will continue in effect from year to year, provided that such continuance is specifically approved as described in the immediately preceding paragraph.

         For the fiscal years ended December 31, 1995, 1994 and 1993, the Investment Adviser was entitled to receive fees from the Fund in the following amounts: $9,134, $26,524 and $51,186, respectively. Waivers of investment advisory fees and expense reimbursements by the Investment Adviser from the Fund for each period amounted to: $23,094, $16,347 and $28,451.

         Administrators. First Data Investor Services Group, Inc. ("First Data") and PFPC Inc. ("PFPC") (the "Administrators") serve as the Fund's administrators pursuant to an Administration Agreement and an Administration and Accounting Services Agreement, respectively. First Data has agreed to maintain office facilities for the Fund; furnish clerical support and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission or any state securities commission having jurisdiction over the Company. PFPC has agreed to provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any.

         Distributor. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility of distributing shares of the Fund. Fees for services rendered by the Distributor will be paid by the Administrators.

         Other Information Pertaining to Distribution, Administration, Custodian and Transfer Agency Agreements. PFPC Inc., the Fund's Transfer Agent and one of the Fund's two administrators, is an affiliate of PNC Bank, N.A., the Company's Custodian. PFPC

Inc. and PNC Bank, N.A. are not affiliates of First Data and Funds Distributor, Inc., and none of the aforenamed entities is an affiliate of Harris Investment Management, Inc.

         The Company's contracts with the Investment Adviser, Portfolio Management Agent, Administrators, Transfer Agent and Custodian (the "Contractors") provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses and payments under plans of the Fund adopted pursuant to Rule 12b-1 under the Act (the "Service Plans"), but including the fees provided for in the Advisory Contract and the Administration Agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, such parties shall waive their fees proportionately under the Portfolio Management Contract with respect to the Fund and fee agreement with the Fund's Administrators, Transfer Agent and Custodian for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Company believes that currently the most restrictive applicable expense limitation is 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. No such waivers were necessary in 1995.

                                  SERVICE PLAN

         As indicated in the Prospectuses, the Fund has adopted a Service Plan under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") with respect to its shares. The Service Plan has been adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined by the 1940 Act) of the Company, and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Directors"). The Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Service Plan must also be approved by such vote of the Directors and the Qualified Directors. The Service Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Service Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

         The Service Plan requires that certain service providers furnish to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Service Plan. Rule 12b-1 also requires that the selection and nomination of the Directors who are not "interested persons" of the Company be made by such disinterested Directors.

         The Fund bears the costs and expenses in connection with advertising and marketing the Fund's shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of the Fund's average daily net assets.

         Servicing activities provided by Service Agents to their customers investing in shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

         To date,  no payments  have been made  pursuant  to the Fund's  Service
Plan.

                      CALCULATION OF YIELD AND TOTAL RETURN

         The Company makes available 30-day yield quotations with respect to shares of the Fund. As required by regulations of the Commission, the 30-day yield is computed by dividing the Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         The 30-day yield for the period ended December 31, 1995, was 5.60% for the Fund.

         The Company also makes available total return quotations for shares of the Fund. Average annual total return for the Fund for the period from February 24, 1988 (commencement of operations) through December 31, 1995 was 7.43% and the annual total return for the fiscal years ended December 31, 1994 and 1995 were (8.30%) and 13.23%, respectively. Each of these amounts is computed by assuming a hypothetical initial investment of $10,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by the Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Fund may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The aggregate total return for the Fund from February 24, 1988 (commencement of operations) through December 31, 1995 and the aggregate total return for the fiscal years ended December 31, 1994 and 1995, respectively were 75.63%, (8.30%) and 13.23%, respectively.

         Current yield and total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Fund.

         Performance data of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas). Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                        DETERMINATION OF NET ASSET VALUE

         As described under "Determination of Net Asset Value" in the Prospectuses, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day,

Labor Day (the first Monday in September), Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors HIM is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While HIM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of securities for the Fund will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

         HIM may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, HIM is able to supplement its own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Portfolio Management Contract, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom HIM effects securities transactions for the Fund may be used by HIM in servicing its other accounts, and not all of these services may be used by HIM in connection with advising the Fund.

         Total brokerage commissions and the total dollar amount of transactions on which commissions were paid during 1993 were $2,865 and $2,139,170, respectively, for the Fund. Total brokerage commissions and the total dollar amount of transactions on which commissions were paid during 1994 were $1,030 and $875,988, respectively, for the Fund. Total brokerage commissions and the total dollar amount of such transactions were paid during 1995 were $157 and $1,724,179, respectively for the Fund.

         With respect to transactions directed to brokers because of research services provided, total brokerage commissions, and the total dollar amount of the transactions on which such commissions were paid during 1993, 1994 and 1995, no such commissions were paid for the Fund.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct, Inc. ("HID") In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the
underwriter's   concession  or  discount.  The  Fund  will  not  deal  with  the
Distributor or HID in any transaction in which either one acts as principal except as may be permitted by the Commission.

         In placing orders for portfolio securities of the Fund, HIM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         Subject to the above considerations, HID may act as a main broker for the Fund. For it to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow HID to receive no more than the remuneration that would be expected to be received by an unaffiliated broker on a commensurate arm's-length transaction. Furthermore, the Directors of the Company, including a majority who are not "interested" Directors have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to either one are consistent with the foregoing standard. Brokerage transactions with either one are also subject to such fiduciary standards as may be imposed upon each of them by applicable law.

                              FEDERAL INCOME TAXES

         The Prospectuses describe generally the tax treatment of distributions by the Company. This section of the Statement includes additional information concerning federal taxes.

         The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to the Fund separately, rather than to the Company as a whole.

         Qualification as a regulated investment company under the Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year.

         For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

         The Fund will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. The Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                                  CAPITAL STOCK

         The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share. With respect to the Fund, the Company's capital stock is currently classified as "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares.

         Generally, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund (e.g., election of Directors and ratification of independent accountants), means the vote of the lesser of
(i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single fund or any other single fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in that Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors.
Notwithstanding the foregoing, each class of shares of each fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Company (or the Fund), shareholders of the Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to the particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

                                      OTHER

         The Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    CUSTODIAN

         As the Fund's custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP has been selected as the independent accountants for the Company. Price Waterhouse LLP provides audit services and assistance and consultation in connection with review of certain Commission filings. Price Waterhouse LLP's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.

                                     EXPERTS

         The financial statements incorporated by reference into the Prospectuses and included in this Statement of Additional Information have been incorporated by reference or included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                       Specimen Computations of Net Asset
                      Values and Offering Prices Per Share


Convertible Fund (specimen computations)

Net Asset Value and Redemption Price per
  Share of Capital Stock at December 31, 1995................... $9.52

Maximum Offering Price per Share ($9.52 divided by .955)
                                   ----            ----
  (reduced on purchases of $100,000 or more)............         $9.97
                                                                 =====

                              FINANCIAL STATEMENTS

         The financial statements for the year ended December 31, 1995 including the notes thereto, have been audited by Price Waterhouse LLP and are incorporated by reference in this Statement of Additional Information from the Annual Report of the Company dated December 31, 1995.

                                   APPENDIX A

Description of Bond Ratings

         The following summarizes the highest four ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal debt:

                AAA - Debt rated AAA has the  highest  rating  assigned  by S&P.
               Capacity to pay interest and repay principal is extremely strong.

                 AA - Debt rated AA has a very strong  capacity to pay  interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong  capacity  to pay  interest  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                BBB - Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

                Aaa - Bonds  that are  rated  Aaa are  judged  to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa - Bonds that are rated Aa are  judged to be of high  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many  favorable  investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                Baa - Bonds  that are  rated  Baa are  considered  medium  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

                AAA - Debt rated AAA is of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 AA -  Debt  rated  AA is of  high  credit  quality.  Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have  protection  factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                BBB - Bonds  that are rated BBB have  below  average  protection
               factors  but  are  still   considered   sufficient   for  prudent
               investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

               Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

               IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Description of Municipal Notes Ratings

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

         The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

               SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

               SP-2 - Satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless, timely payment is expected.

         D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.


Description of Commercial Paper Ratings

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.

  Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         The following summarizes the highest ratings used by Fitch for short-term obligations:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. (TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.